EXHIBIT 10.1

EXECUTION

AGREEMENT AND AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED SECURITY AGREEMENT
This Agreement and Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Second Amended and Restated Security Agreement (this "Amendment") dated as of November 22, 2013 is among Holly Energy Partners – Operating, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors party hereto, the Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent") and as an Issuing Bank.
RECITALS
A.    The Borrower, the Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2011, as amended by that certain Agreement and Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 3, 2012 and as amended by that certain Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of June 29, 2012 (as amended and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement").
B.    In connection with such Credit Agreement, certain Subsidiaries of the Borrower executed and delivered that certain Second Amended and Restated Guaranty dated as of February 14, 2011 and certain other Subsidiaries joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 1 dated as of December 15, 2011 and certain other Subsidiaries joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 2 dated as of August 10, 2012 (as the same may be further amended, modified or supplemented from time to time, the "Guaranty") in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined in the Guaranty) pursuant to which they each became a Guarantor.
C.    The Borrower has requested an increase in the aggregate Commitments under, and as defined in, the Credit Agreement.
D.    To effect the increase to the Commitments and subject to the terms set forth herein, certain Lenders have agreed to increase their respective Commitments.
E.    The Borrower has also requested that the Lenders amend the Credit Agreement to make certain other changes to the Credit Agreement.
THEREFORE, the parties hereto hereby agree as follows:

Amendment No.3
Holly Energy Partners - Operating, L.P.
Credit Agreement

ARTICLE I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 1.03    Other Definitional Provisions. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Amendment unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II
AMENDMENTS
Section 2.01    Amendments to Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as herein defined), the Credit Agreement shall hereby be amended as follows:
(a)    The Table of Contents in the Credit Agreement is amended to change (i) the Heading for Section 4.20 to "Intentionally Deleted" and (ii) the Heading for Section 6.16 to "UNEV Parent/ Holdco".
(b)    The following definitions found in Section 1.01 (Certain Defined Terms) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:
"Agreement" means this Second Amended and Restated Credit Agreement dated as of February 14, 2011 among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and as it may be further amended, modified, restated, renewed, extended, increased or supplemented from time‑to‑time.

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

"Applicable Margin" means, as of any date of determination, the following percentages determined as a function of the Borrower's Total Leverage Ratio:

Total Leverage Ratio	Eurodollar Rate Advances	Alternate Base Rate Advances	Commitment Fees	Letter of Credit Fees
> 4.75	2.50%	1.50%	0.45%	2.50%
≤ 4.75 but > 4.25	2.25%	1.25%	0.375%	2.25%
≤ 4.25 but > 3.75	2.00%	1.00%	0.325%	2.00%
≤ 3.75 but > 3.25	1.75%	0.75%	0.300%	1.75%
≤ 3.25	1.625%	0.625%	0.300%	1.625%

For purposes of determining the Applicable Margin, the Total Leverage Ratio shall be determined from the financial statements of the Limited Partner and its Subsidiaries most recently delivered pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and certified to by a Responsible Officer in accordance with such Sections. Any change in the Applicable Margin shall be effective the day after the date of delivery of the financial statements pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and receipt by the Administrative Agent of the Compliance Certificate required by such Sections. If the Borrower fails to deliver any financial statements within the times specified in Section 5.06(b) or 5.06(c), as the case may be, such ratio shall be deemed to be greater than 4.75 to 1.00 from the day after the date such financial statements should have been delivered until the Borrower delivers such financial statements and the accompanying Compliance Certificate to the Administrative Agent.
"Change of Control" means any of the following events or conditions: (a) the General Partner is no longer the sole general partner of the Borrower, (b) the Parent ceases to have, directly or indirectly, sole control (as such term is defined in the definition of Affiliates) of the Limited Partner and the General Partner, (c) the Limited Partner is no longer the sole limited partner of the Borrower, (d) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Permitted Holders, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of the Parent, or (e) the board of directors of the Parent shall cease to consist of a majority of Continuing Directors.
"Credit Documents" means, collectively, this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, the Fee Letters, the Amendment No. 1 Fee Letter, the Amendment No. 2 Fee Letter, the Amendment No. 3 Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended,

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

modified or supplemented from time-to-time; provided, however, that in no event shall any agreement in respect of Banking Services Obligations or any Lender Hedging Agreement constitute a Credit Document hereunder.
"Final Maturity Date" means November 22, 2018.
"Liquid Investments" means (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twenty-four (24) months from the date of acquisition; (b) corporate and bank debt of an issuer rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody's at the time of acquisition and having maturities of not more than twenty-four (24) months from the date of acquisition; (c) interest bearing deposit and money market accounts, certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances, having in each case a tenor of not more than twenty-four (24) months from the date of acquisition, issued by any U.S. commercial bank or any branch or agency of a non-U.S. commercial bank licensed to conduct business in the United States having combined capital and surplus of not less than $500,000,000; (d) taxable or tax-exempt commercial paper of an issuer rated at least A-2 (or then equivalent grade) by S&P or P-2 (or then equivalent grade) by Moody's at the time of acquisition, or guaranteed by a letter of credit issued by a financial institution meeting the requirements in clause (c) above and in either case having a tenor of not more than 270 days; (e) taxable and tax-exempt municipal securities rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody’s, having maturities of not more than twenty-four (24) months from the date of acquisition; (f) repurchase agreements relating to any of the investments listed in clauses (a) through (e) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital and surplus of not less than $500,000,000 whose long term securities are rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody's at the time of acquisition; (g) asset-backed securities having as the underlying asset securities issued or guaranteed by the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody's at the time of acquisition and having maturities of not more than twenty-four (24) months from the date of acquisition; and (h) money market mutual or similar funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.
"Refined Products" means gasoline, diesel fuel, jet fuel, liquid petroleum gases, asphalt and asphalt products, and other products refined, separated, fractionated, settled and dehydrated from any Hydrocarbon or other petroleum products.
(c)    The following new definitions are added to Section 1.01 (Certain Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
"Amendment No. 3" means that certain Agreement and Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

Second Amended and Restated Security Agreement dated as of November 22, 2013, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, a Lender and an Issuing Bank and all of the Lenders.
"Amendment No. 3 Effective Date" means November 22, 2013.
"Amendment No. 3 Fee Letter" means the letter agreement, dated November 6, 2013, between the Borrower, Wells Fargo Securities, LLC and Wells Fargo.
(d)    The following definitions in Section 1.01 (Certain Defined Terms) of the Credit Agreement are amended as follows:
(i)    The defined term "Capital Expansion Project" is amended by deleting the figure "$30,000,000" and substituting therefor the figure "$10,000,000".
(ii)     The defined term "Debt" is amended by deleting clause (f) thereof in its entirety and substituting therefor the following:
"(f)    obligations of such Person under any Swap Contract;"
(iii)     The defined term "EBITDA" is amended by deleting the phrase "fifteen percent (15%)" in clause (A) of the proviso in the third sentence and substituting therefor the phrase "twenty percent (20%)" and by deleting the first sentence of such defined term and substituting therefor the following:
"EBITDA" means, for the Limited Partner and its Subsidiaries on a Consolidated basis for any period, without duplication (a) Net Income for such period plus (b) to the extent deducted in determining Net Income, Interest Expense, taxes, depreciation, amortization and other noncash items for such period plus (c) any net increase (or minus any net decrease) in deferred revenue related to the satisfaction of any minimum revenue commitments by any contract counterparties plus (d) amounts received by the Limited Partner or any of its Subsidiaries (including Borrower and the Holdco Entities but excluding any Excluded Subsidiary) as distributions from the Excluded Subsidiaries and any joint venture (including, without limitation, UNEV JV, Plains JV, the Joint Venture and any Future JV) directly or indirectly owned by the Limited Partner; provided that such distributed amounts included in the calculation of EBITDA for any period shall not exceed thirty-five percent (35%) of EBITDA for the Limited Partner and its Subsidiaries on a Consolidated basis before including such distributed amounts for such period.
(iv)    The defined term "Material Subsidiary" is amended by deleting the phrase "five percent (5%)" wherever it appears and substituting therefor the phrase "ten percent (10%)".

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

(e)    The following definition is deleted from Section 1.01 (Certain Defined Terms) of the Credit Agreement in its entirety:
"UNEV Holdco"
(f)    Section 1.03 (Accounting Terms: Changes in GAAP) of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting therefor the following:
"(b)    Unless otherwise indicated, all financial statements of the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities), all calculations for compliance with covenants in this Agreement and all calculations of any amounts to be calculated under the definitions in Section 1.01 shall be based upon the consolidated accounts of the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities) in accordance with GAAP and consistent with the principles applied in the preparation of the latest financial statements furnished to the Lenders hereunder which, prior to the delivery of the first financial statements under Section 5.06 hereof, shall mean the Financial Statements (it being understood that the Excluded Subsidiaries shall not be consolidated with the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities) for purposes of calculating compliance with any financial covenants set forth in this Agreement but any amounts distributed by the Excluded Subsidiaries and any joint venture (including, without limitation, the Joint Venture, Plains JV, UNEV JV and any Future JV) directly or indirectly owned by the Limited Partner, the Borrower, any of their respective Subsidiaries or any Holdco Entity to the Limited Partner or any of its Subsidiaries (including Borrower and the Holdco Entities but excluding any other Excluded Subsidiary) may be included in any such calculation to the extent such distributed amounts are so received by the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities but excluding any other Excluded Subsidiary))."
(g)    Section 1.03 (Accounting Terms: Changes in GAAP) of the Credit Agreement is hereby amended by deleting subsection (c) thereof in its entirety and substituting therefor the following:
"(c)    If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and, as applicable, the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

after giving effect to such change in GAAP; and provided further that if at any time any change in GAAP would require that operating leases entered into in the ordinary course of business be treated in a manner similar to capital leases under GAAP, all financial covenants, requirements and terms in this Agreement shall continue to be calculated or construed as if such change in GAAP had not occurred and no operating lease shall be treated as a Capital Lease for any purpose hereunder."
(h)    Section 2.02 (Method of Borrowing) of the Credit Agreement is hereby amended as follows:
(i) by deleting the first parenthetical in the first sentence of subsection (a) thereof in its entirety and substituting therefor the following:
"(or by telephone notice promptly confirmed in writing by a Notice of Borrowing or, at the discretion of the Administrative Agent, by any other acceptable means)."
(ii) by deleting subsection (b) thereof in its entirety and substituting therefor the following:
"(b) Conversions and Continuations. The Borrower may elect to Convert or continue any Borrowing under this Section 2.02 by delivering an irrevocable Notice of Conversion or Continuation to the Administrative Agent at the Administrative Agent's office, no later than 11:00 a.m. (Dallas, Texas time) (i) on the date which is at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to or a continuation of a Borrowing comprised of Eurodollar Rate Advances and (ii) on the Business Day of the proposed conversion date in the case of a Conversion to a Borrowing comprised of Alternate Base Rate Advances. Each such Notice of Conversion or Continuation shall be in writing (or by telephone notice promptly confirmed in writing by a Notice of Conversion or Continuation or, at the discretion of the Administrative Agent, by any other acceptable means), and shall be given by hand delivery, telecopier, telex, e-mail, or other electronic transmission, confirmed in writing to the extent requested, or other notice acceptable to the Administrative Agent specifying the information required therein. Promptly after receipt of a Notice of Conversion or Continuation under this Section, the Administrative Agent shall provide each Lender with a copy thereof and, in the case of a Conversion to or a continuation of a Borrowing comprised of Eurodollar Rate Advances, notify each Lender of the applicable interest rate under Section 2.07(b)."
(i)     Section 2.06 (Fees) of the Credit Agreement is hereby amended by deleting the second sentence of subsection (a) thereof in its entirety and substituting therefor the following:
"All commitment fees required hereunder shall be due and payable quarterly in arrears (i) in the case of quarterly periods ending prior to the Amendment No. 3

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

Effective Date, on the last day of each March, June, September and December for the previous calendar quarter, commencing on March 31, 2011 and continuing thereafter through September 30, 2013 and (ii) in the case of quarterly periods ending after the Amendment No. 3 Effective Date, on the fifth (5th) Business Day following the last day of each March, June, September and December for the previous calendar quarter, commencing on January 8, 2014 and continuing thereafter through the Revolver Termination Date and on the Revolver Termination Date."
(j)    Section 2.06 (Fees) of the Credit Agreement is hereby amended by deleting the second sentence of subsection (c) thereof in its entirety and substituting therefor the following:
"Each such fee shall be payable quarterly in arrears (A) in the case of quarterly periods ending prior to the Amendment No. 3 Effective Date, on the last day of each March, June, September and December for the previous calendar quarter, commencing on March 31, 2011 and continuing thereafter through September 30, 2013 and (B) in the case of quarterly periods ending after the Amendment No. 3 Effective Date, on the fifth (5th) Business Day following the last day of each March, June, September and December for the previous calendar quarter, commencing on January 8, 2014 and on the Final Maturity Date."
(k)    Section 2.14 (Commitment Increase) of the Credit Agreement is hereby amended by deleting the figure "$750,000,000" found in clause (a) thereof and substituting therefor the figure "$850,000,000."
(l)     Section 4.08 (Use of Proceeds) of the Credit Agreement is amended by deleting the phrase "and Section 6.18 " in its entirety from clause (vii) thereof.
(m)     Section 4.20 (Title to Refined Products) of the Credit Agreement is hereby deleted and the Section heading for Section 4.20 is amended to read "Intentionally Deleted."
(n)     Section 4.21 (Employee Matters) of the Credit Agreement is hereby deleted in its entirety and substituting therefor the following:
"Section 4.21 Employee Matters. There are no strikes, slowdowns, work stoppages, or controversies pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could have, either individually or in the aggregate, a Material Adverse Effect."

(o)    Section 5.11 (Agreement to Pledge) of the Credit Agreement is hereby amended by deleting the introductory clause of the first sentence thereof preceding the first proviso and substituting therefor the following:

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

"If, as of the last day of any March, June, September or December during the term of this Agreement, the Borrower or any Material Subsidiary or any Holdco Entity now owned or hereafter acquired becomes the owner of Property which is not subject to a Lien securing the Obligations and the value of such Property, when aggregated with the value of all other Property of the Borrower or any Material Subsidiary or any Holdco Entity not subject to a Lien securing the Obligations, exceeds the Material Collateral Threshold, then before the expiration of 30 days after such last day of the applicable March, June, September or December, the Borrower will, and will cause its Material Subsidiaries and the Holdco Entities to, grant to the Administrative Agent an Acceptable Security Interest in certain Property of the Borrower or any Material Subsidiary or any Holdco Entity such that the value of any Property which is not subject to a Lien securing the Obligations no longer exceeds the Material Collateral Threshold;"
(p)     Section 6.01 (Liens, Etc.) of the Credit Agreement is hereby amended as follows:
(i) by deleting the figure "$30,000,000" found in sub-clause (A) of the proviso in clause (h) thereof and substituting therefor the figure "$40,000,000";
(ii) by deleting the figure "$30,000,000" found in sub-clause (ii) of clause (i) thereof and substituting therefor the figure "$40,000,000"; and
(iii) by deleting the word "and" at the end of Section 6.01(j), deleting the period at the end of Section 6.01(k) and inserting in substitution therefor "; and", and inserting a new Section 6.01(l) to read as follows:
"(l)    on cash and Liquid Investments securing Swap Contracts between the Borrower, any Guarantor or any of their Subsidiaries and any non-Lender or any non-Lender Affiliate party to such Swap Contract; provided the aggregate amount of cash and/or Liquid Investments subject to such Liens may at no time exceed $10,000,000."
(q)     Section 6.02 (Debts, Guaranties and Other Obligations) of the Credit Agreement is hereby amended as follows:
(i) by deleting subsection (c) thereof and substituting therefor the following:
"(c)    Debt of the Borrower or any of its Subsidiaries or any Holdco Entity under any Swap Contract; provided that (i) such Debt was incurred by the Borrower or any of its Subsidiaries or any Holdco Entity for general partnership, limited liability company or corporate purposes, as applicable, including for the purposes of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes, (ii) such Swap Contract is permitted under any risk management policy approved by such Person’s

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

governing body from time to time, and (iii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;"
(ii) by deleting the figure "$30,000,000" found in clause (e) thereof and substituting therefor the figure "$40,000,000";
(iii) by deleting the figure "$30,000,000" found in clause (i) thereof and substituting therefor the figure "$40,000,000";
(iv) by deleting the figure "$10,000,000" found in clause (k) thereof and substituting therefor the figure "$20,000,000"; and
(v) by deleting the figure "$20,000,000" found in clause (n) thereof and substituting therefor the figure "$30,000,000".
(r)     Section 6.04 (Merger or Consolidation; Asset Sales; Acquisitions) of the Credit Agreement is hereby amended as follows:
(i) by deleting clause (b)(iv) thereof in its entirety and substituting therefor the following:
"(iv)    sales of its Investments made pursuant to clauses (a), (d), (e), (f) or (g) of Section 6.06 so long as (A) such sales are to a third party and are conducted in an arm's length transaction, and (B) in the case of sales of Investments made pursuant to Section 6.06(e), at least 75% of the consideration for such sales shall be in the form of cash and Liquid Investments; provided that concurrent with the consummation of each sale of Investments made pursuant to Section 6.06(e), all cash proceeds are distributed to, or otherwise received by, the Borrower or a Guarantor; and"
(ii) by deleting the figure "$30,000,000" found in clause (b)(v) thereof and substituting therefor the figure "$40,000,000".
(s)    Section 6.05 (Restricted Payments) of the Credit Agreement is hereby amended by deleting the proviso at the end of subsection (a) thereof and substituting therefor the following:
"provided that, no Default or Event of Default shall occur both before and after giving effect to such Restricted Payment, and the Borrower and its Subsidiaries shall be in compliance (after giving pro forma effect to the making of such Restricted Payment) with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12."
(t)     Section 6.06 (Investments) of the Credit Agreement is hereby amended by deleting subsection (c) thereof in its entirety and substituting therefor the following:

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

"(c)    Acquisitions (other than Acquisitions or Investments made with respect to Plains JV, UNEV JV, the Joint Venture or any other joint venture or other similar arrangement that is not a Subsidiary) to the extent made in compliance with Section 6.04 including, in the case of a Person that is acquired, all Investments in joint ventures made by such Person prior to such Person's Acquisition by the Borrower, any of its Subsidiaries or any Holdco Entity; provided that such Person's Investments in joint ventures was not made in contemplation of such Person being acquired by the Borrower or any of its Subsidiaries or any Holdco Entity;"
(u)     Section 6.06 (Investments) of the Credit Agreement is hereby amended by deleting subsection (d) thereof in its entirety and substituting therefor the following:
"(d)    the Acquisition by the Borrower, any of its Subsidiaries or any Holdco Entity of, or Investments in, Plains JV in an aggregate amount not to exceed $30,000,000 outstanding at any time; provided that (i) such Acquisitions or other Investments are made using cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity and otherwise comply with Section 6.04 and (ii) any Equity Interests in the Limited Partner that are given as consideration for such Acquisition or Investment shall not be included in the aggregate amount of such Acquisition or Investment by the Borrower, any of its Subsidiaries or any Holdco Entity for purpose of this clause (d);"
(v)     Section 6.06 (Investments) of the Credit Agreement is hereby amended by deleting the proviso in the first sentence of subsection (e) and substituting therefor the following:
"provided that (1) the UNEV Acquisition or other Investments are made using cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity and otherwise comply with Section 6.04 and (2) any Equity Interests in the Limited Partner that are given as consideration for the UNEV Acquisition or such Investment shall not be included in the aggregate amount of the UNEV Acquisition or such Investment by the Borrower, any of its Subsidiaries or any Holdco Entity for purpose of this clause (e)."
(w)    Section 6.06 (Investments) of the Credit Agreement is hereby amended by deleting subsection (g) thereof in its entirety and substituting therefor the following:
"(g)    Investments by the Borrower, a Subsidiary of the Borrower or any Holdco Entity in any other Person that is not a Guarantor (including, without limitation, Plains JV, UNEV JV, the Joint Venture and any Future JV) in an aggregate amount for all such Investments not to exceed $50,000,000 outstanding at any time; provided that (i) such Investments (including Acquisitions) are made in cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity and otherwise comply with Section 6.04 and Sections 6.15, 6.16 or 6.17, as applicable and (ii) any Equity Interests in the Limited Partner that are given as consideration for such Acquisition or Investment shall not be included in the aggregate amount of such Acquisition or Investment by the Borrower, any of its Subsidiaries or any

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

Holdco Entity for purpose of this clause (g). Additionally, the Borrower, its Subsidiaries and any Holdco Entity may make additional Investments in any other Person that is not a Guarantor (including, without limitation, Plains JV, UNEV JV, the Joint Venture and any Future JV) in an aggregate amount for all such Investments not to exceed $100,000,000 outstanding at any time; provided that (1) the Borrower has cash, Liquid Investments and availability under this Agreement of at least $25,000,000 and (2) after giving effect to such Investment on a pro forma basis, (x) the Limited Partner and its Subsidiaries would have been in compliance with the covenants contained in Sections 6.10 through 6.12 of this Agreement as of the end of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to Section 5.06, and (y) the Senior Leverage Ratio shall not be greater than 3.00 to 1.00; and"
(x)    Section 6.06 (Investments) of the Credit Agreement is hereby amended by deleting subsection (i) thereof in its entirety and substituting therefor the following:
"(i)    Investments outstanding on the Amendment No. 3 Effective Date and identified on Schedule 6.06 attached hereto;"
(y)     Section 6.06 (Investments) of the Credit Agreement is hereby amended by inserting the following phrase immediately prior to the period at the end of subsection (l):
", in each case, to the extent required by Section 5.11"
(z)    Section 6.16 (UNEV Holdco) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:
Section 6.16 UNEV Parent/ Holdco. So long as the Administrative Agent and the Lenders shall not have an Acceptable Security Interest in the Equity Interests of UNEV JV owned by the Limited Partner through UNEV Parent/Holdco: (a) UNEV Parent/Holdco shall not own any material assets other than such Equity Interests in UNEV JV, (b) UNEV Parent/Holdco shall not engage in any business other than the ownership of such Equity Interests, and (c) UNEV Parent/ Holdco shall not sell, dispose of or otherwise transfer such Equity Interests except as permitted by Section 6.04.
(aa) Section 7.01 (Events of Default) of the Credit Agreement is hereby amended as follows:
(i) by deleting the figure "$25,000,000" found in clause (d)(i) thereof and substituting therefor the figure "$35,000,000";
(ii) by deleting the figure "$25,000,000" found in clause (d)(ii) thereof and substituting therefor the figure "$35,000,000";
(iii) by deleting the figure "$25,000,000" found in subsection (f) thereof and substituting therefor the figure "$35,000,000";

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

(iv) by deleting the figure "$25,000,000" found in subsection (j) thereof and substituting therefor the figure "$35,000,000"; and
(v) by deleting the figure "$25,000,000" found in subsection (k) thereof and substituting therefor the figure "$35,000,000".
(bb) Section 8.03 (Default; Collateral) of the Credit Agreement is hereby amended by deleting subsection (f) thereof in its entirety and substituting therefor the following:
(f) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to (i) deliver instruments of assurance confirming the non-existence of any Lien under the Credit Documents with respect to assets of a Person described in Section 5.11 that are excluded from the Collateral and (ii) release any Lien granted to or held by the Administrative Agent upon any Collateral: (A) constituting Property in which neither Borrower nor any Guarantor owned an interest at the time the Lien was granted or at any time thereafter; (B) constituting Property leased to the Borrower or a Guarantor under a lease which has expired or been terminated in a transaction permitted under the Credit Documents or is about to expire and which has not been, and is not intended by the Borrower or such Guarantor to be, renewed; (C) consisting of an instrument or other possessory collateral evidencing Debt or other obligations pledged to the Administrative Agent (for the benefit of the Lenders), if the Debt or obligations evidenced thereby has been paid in full or otherwise superseded; (D) Property permitted to be sold pursuant to Section 6.04; or (E) Property permitted to be invested pursuant to Section 6.06. In addition, the Lenders irrevocably authorize the Administrative Agent to release Liens upon Collateral as contemplated herein, or if approved, authorized, or ratified in writing by the requisite Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.03.
(cc)    Schedule 1.01(a) – Commitments - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(a) that is attached hereto.
(dd)    Schedule 6.06 – Existing Investments - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 6.06 that is attached hereto.

Section 2.02    Amendment to Security Agreement. Effective as of the Amendment No. 3 Effective Date (as herein defined), the Security Agreement shall hereby be amended by replacing the reference to "UNEV Holdco" in Section 2(a)(vi) of the Security Agreement with a reference to "UNEV Parent/ Holdco".

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

ARTICLE III
AGREEMENTS
Section 3.01    Commitments. Each Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Amendment its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto.
Section 3.02    Breakage Costs. If, as a result of an increase in the aggregate Commitments effected hereby, any Lender incurs any losses, out-of-pocket costs or expenses as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto (whether by the Borrower or as a result of the reallocation of the outstandings of the Eurodollar Rate Advances under the Credit Agreement due to the changes in the Lenders' Pro Rata Share resulting from the non-pro rata increases in the Commitments) and such Lender makes a request for compensation pursuant to Section 2.10 of the Credit Agreement, the Borrower shall, within ten (10) days of any written demand sent by such Lender to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Lender any amounts required under Section 2.10 of the Credit Agreement to compensate such Lender for such losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or reallocation, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advances.
Section 3.03    Fees.
(a)    On the Amendment No. 3 Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Lender consenting to this Amendment, an amendment fee in an aggregate amount for each such consenting Lender equal to ten (10) basis points (0.10%) of the amount that is the lesser of (i) such Lender's and its Affiliates' Commitments under the Credit Agreement immediately prior to the Amendment No. 3 Effective Date and (ii) such Lender's and its Affiliates' Commitments under the Credit Agreement after giving effect to this Amendment. On the Amendment No. 3 Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.
(b)    On the Amendment No. 3 Effective Date, the Borrower shall pay to the Administrative Agent for the account of each of the Lenders increasing its Commitments pursuant to this Amendment, upfront fees (the "Upfront Fees") in an aggregate amount for each such Lender equal to forty (40) basis points (0.40%) of the amount by which such Lender's Commitments as set forth on Schedule 1.01(a) hereto exceeds its Commitments immediately prior to the Amendment No. 3 Effective Date.

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.01    Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery and performance of this Amendment by the Borrower or the validity and enforceability of this Amendment against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Credit Documents.
Section 4.02    Guarantors' Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Amendment No. 3 Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Amendment by such Guarantor or the validity and enforceability of this Amendment against such Guarantor; (f) to its knowledge, it has no defenses to the enforcement of its Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor's obligations under the Credit Documents.

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

ARTICLE V
CONDITIONS
The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the "Amendment No. 3 Effective Date"):
Section 5.01    Documents. The Administrative Agent shall have received each of the following:
(a)    this Amendment duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Lenders;
(b)    the Amendment No. 3 Fee Letter;
(c)    a replacement Note for each Lender in the amount of their respective Commitments after giving effect to this Amendment;
(d)    amendments to the Mortgages;
(e)    favorable opinions of the Borrower's and the Guarantors' counsel dated as of the date of this Amendment in form and substance satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request;
(f)    a secretary's or a Responsible Officer's certificate for the Borrower dated the date hereof and certifying (i) copies of the resolutions of the board of directors of the General Partner authorizing this Amendment and the increase in the aggregate Commitments effected hereby, (ii) the Borrower Partnership Agreement and the other organizational documents of the Borrower (or a statement that there has been no changes since delivery of the secretary's or Responsible Officer's certificate for Borrower in connection with Amendment No. 2), (iii) the General Partner's Certificate of Organization and Regulations (or a statement that there has been no changes since delivery of the secretary's or Responsible Officer's certificate for General Partner in connection with Amendment No. 2), and (iv) the names and true signatures of the officers of the General Partner authorized to sign this Amendment, the replacement Notes, and the other Credit Documents to which the Borrower is a party;
(g)    a secretary's or a Responsible Officer's certificate for each Guarantor dated the date hereof and covering the matters set forth in clause (f) above as to such Guarantor (or a statement that there has been no changes since delivery of the secretary's or Responsible Officer's certificate for such Guarantor in connection with Amendment No. 2); and
(h)    certificates of good standing and existence for the Borrower and each Guarantor in each state in which each such Person is organized, which certificate shall be dated a date not earlier than 30 days prior to the Amendment No. 3 Effective Date.
Section 5.02    No Default. No Default shall have occurred which is continuing as of the Amendment No. 3 Effective Date.

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

Section 5.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and the increase in the aggregate Commitments effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent's outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than two (2) Business Days prior to the Amendment No. 3 Effective Date, (b) all fees required to be paid under the fee letter referenced in Section 5.01(b) above, and (c) all amendment and upfront fees required to be paid under Section 3.03 above.
ARTICLE VI
MISCELLANEOUS
Section 6.01    Effect on Credit Documents; Acknowledgements.
(a)     Each of the Borrower, the Guarantors, Administrative Agent, the Issuing Banks, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Amendment.
(b)    From and after the Amendment No. 3 Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Amendment.
(c)    This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
Section 6.02    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).
Section 6.03    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

instrument. This Amendment may be executed by facsimile signature or other electronic transmission and all such signatures shall be effective as originals.
Section 6.04    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 6.05    Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
Section 6.06    Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Chapter 346 of the Texas Finance Code, as amended (relating to revolving loans and revolving tri-party accounts), shall not apply to this Amendment or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended.
Section 6.07    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[The remainder of this page has been left blank intentionally.]

Amendment No. 3
Holly Energy Partners - Operating, L.P.
Credit Agreement

EXECUTED to be effective as of the date first above written.

BORROWER: HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 1
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

GUARANTORS:

HEP PIPELINE GP, L.L.C., a Delaware limited liability company
HEP REFINING GP, L.L.C., a Delaware limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware
limited liability company
HEP PIPELINE, L.L.C., a Delaware limited liability company
HEP REFINING, L.L.C., a Delaware limited liability company
HEP WOODS CROSS, L.L.C., a Delaware limited liability company
HEP TULSA LLC, a Delaware limited liability company
LOVINGTON-ARTESIA, L.L.C., a Delaware limited liability company
HEP SLC, LLC, a Delaware limited liability company
ROADRUNNER PIPELINE, L.L.C., a Delaware
limited liability company
CHEYENNE LOGISTICS LLC, a Delaware limited liability company
EL DORADO LOGISTICS LLC, a Delaware limited liability company

Each by:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 2
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited liability company and its General Partner
By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 3
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 4
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership
By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner
By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer
HOLLY ENERGY FINANCE CORP., a Delaware corporation
By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

HOLLY ENERGY STORAGE - LOVINGTON LLC, a Delaware limited liability company

By: HEP Refining, L.L.C., a Delaware limited liability and its Sole Member

By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 5
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

HEP UNEV HOLDINGS LLC, a Delaware limited liability company
By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

HEP UNEV PIPELINE LLC, a Delaware limited liability company
By: /s/ Stephen D. Wise Stephen D. Wise Vice President and Treasurer

Signature Page 6
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By: /s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

UNION BANK, N.A., as a Lender and Syndication Agent

By: /s/ Joshua Patterson
Name: Joshua Patterson
Title: Vice President

COMPASS BANK, as a Lender and a Co-Documentation Agent

By: /s/ Umar Hassan
Name: Umar Hassan
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By: /s/ Daniel K. Hansen
Name: Daniel K. Hansen
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Vice President

CAPITAL ONE, N.A., as a Lender

By: /s/ Nancy Mak
Name: Nancy Mak
Title: Senior Vice President

COMERICA BANK, as a Lender

By: /s/ Vontoba Terry
Name: Vontoba Terry
Title: Vice President

Signature Page 7
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

SUNTRUST BANK, as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael Scholten
Name: Michael Scholten
Title: Officer

CITIBANK, N.A., as a Lender and a Co-Documentation Agent

By: /s/ Todd Mogil
Name: Todd Mogil
Title: Vice-President

ONEWEST BANK, FSB, as a Lender

By: /s/ Whitney Randolph
Name: Whitney Randolph
Title: Senior Vice President

CIT BANK, as a Lender

By: /s/ Stewart McLeod
Name: Stewart McLeod
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By: /s/ Michael Getz
Name: Michael Getz
Title: Vice Present

Signature Page 8
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

FROST BANK, as a Lender

By: /s/ Lane Dodds
Name: Lane Dodds
Title: Sr. Vice Present

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Debra Hrelja
Name: Debra Hrelja
Title: Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

SANTANDER BANK, N.A., f/k/a Sovereign Bank, N.A., as a Lender

By: /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By: /s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page 9
Amendment No. 3
Holly Energy Partners
Operating, L.P. Credit Agreement

SCHEDULE 1.01(a)

COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$52,500,000.00
Union Bank, N.A.	$47,500,000.00
Compass Bank	$45,000,000.00
U.S. Bank National Association	$42,500,000.00
Citibank, N.A.	$42,500,000.00
Bank of America, N.A..	$37,500,000.00
Capital One, N.A.	$37,500,000.00
SunTrust Bank	$37,500,000.00
UBS AG, Stamford Branch	$37,500,000.00
Comerica Bank	$35,000,000.00
CIT Bank	$25,000,000.00
OneWest Bank, FSB	$25,000,000.00
Sumitomo Mitsui Banking Corporation	$25,000,000.00
Credit Suisse AG, Cayman Islands Branch	$20,000,000.00
Deutsche Bank Trust Company Americas	$20,000,000.00
Frost Bank	$20,000,000.00
JPMorgan Chase Bank, N.A.	$20,000,000.00
Morgan Stanley Bank, N.A.	$20,000,000.00
PNC Bank, National Association	$20,000,000.00
Santander Bank, N.A., f/k/a Sovereign Bank, N.A.	$20,000,000.00
The Bank of Nova Scotia	$20,000,000.00
Total	$650,000,000.00

Amendment No.3
Holly Energy Partners - Operating, L.P.
Credit Agreement

SCHEDULE 6.06
EXISTING INVESTMENTS
Investments in SLC Pipeline LLC.
Investments in UNEV JV and the UNEV Project.
Investments in Plains Holdco, Plains JV and the Plains Project.
Investments in the Joint Venture.

Amendment No.3
Holly Energy Partners - Operating, L.P.
Credit Agreement